SUPPLEMENT DATED SEPTEMBER 20, 2023 TO THE CURRENT
SUMMARY AND STATUTORY PROSPECTUSES AND STATEMENT OF ADDITIONAL INFORMATION FOR:
Invesco V.I. Conservative Balanced Fund
This supplement amends the Summary and Statutory Prospectuses and Statement of Additional Information (“SAI”) of the above referenced fund and is in addition to any other supplement(s), unless otherwise specified. You should read this supplement in conjunction with the Summary and Statutory Prospectuses and SAI and retain it for future reference.
At a meeting held September 18-20, 2023, the Board of Trustees of Invesco V.I. Conservative Balanced Fund (the “Target Fund”), a series of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), unanimously approved an Agreement and Plan of Reorganization (the “Agreement”) pursuant to which the Target Fund would transfer all or substantially all its assets and liabilities to Invesco V.I. Equity and Income Fund (the “Acquiring Fund”), also a series of the Trust, in exchange for shares of the Acquiring Fund that would be distributed to the Target Fund shareholders, as shown below.

Target Fund and Corresponding Share Classes	Acquiring Fund and Corresponding Share Classes
Invesco V.I. Conservative Balanced Fund Series I Series II	Invesco V.I. Equity and Income Fund Series I Series II
The Agreement requires approval by the Target Fund’s shareholders and will be submitted to Target Fund shareholders for their consideration at a special shareholder meeting to be held on or about January 18, 2024. If the Agreement is approved by shareholders of the Target Fund and certain conditions required by the Agreement are satisfied or waived, the reorganization is expected to be consummated on or about April 29, 2024. Upon the closing of the reorganization, shareholders of the Target Fund will receive shares of a class of the Acquiring Fund that are equal in value to the shares of the corresponding class of the Target Fund that the shareholders held immediately prior to the closing of the reorganization, and the Target Fund will liquidate and cease operations. Shareholders of the Target Fund will vote on the Agreement, and the reorganization will be effected only if the Target Fund’s shareholders approve the Agreement.
A Proxy Statement/Prospectus will be sent to shareholders of the Target Fund requesting their vote on the Agreement, which will include a full discussion of the reorganization and the factors the Board of Trustees considered in approving the Agreement.
O-VICBAL-SUMSTATSAI-SUP 092023